Financial income, net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Interest income	$ 90	$ 186	$ 85
Loss on foreign currency transactions, net	(22)	(39)	(21)
Other expenses	(8)	(12)	(6)
Total	$ 60	$ 135	$ 58